360 FUNDS

FinTrust Income and Opportunity Fund

Class A Shares (HROAX)

Institutional Class Shares (HIOIX)

Supplement dated June 30, 2021

To the Funds’ Prospectus and Statement of Additional Information

dated March 30, 2021

Notice of special shareholder meeting

At a special meeting of shareholders expected to be held on or about September 17, 2021 (the “Meeting”), shareholders of the FinTrust Income and Opportunity Fund (the “Fund”) will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and the Fund’s existing investment adviser, FinTrust Capital Advisors, LLC (the “Adviser”).

Shareholders of record as of June 30, 2021, will be eligible to vote at the Meeting. Proxy materials containing additional information about the New Agreement will be mailed to such shareholders in August 2021.

Summary of expected change of control

On May 13, 2021, United Community Banks, Inc. announced that it will acquire FinTrust Capital Partners, LLC and its subsidiaries, including the Adviser. The transaction is expected to close in the third quarter of 2021 (the “Closing Date”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), this transaction will constitute a change in control of the Adviser, which will in turn result in the assignment and termination of the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust and the Adviser. Shareholders are being asked to vote on the New Advisory Agreement to allow the Adviser to continue managing the assets of the Fund.

The change of control will not result in any changes to the Fund’s investment strategy, the daily management of the Fund, or in any increase in the fees and expenses of the Fund.

Interim Investment Advisory Agreement

At a meeting on June 28, 2021, the Board of Trustees of the Trust (the “Board”), in anticipation of the transaction, approved an interim investment advisory agreement (the “Interim Agreement”) between the Trust and the Adviser to take effect on the Closing Date. Pursuant to the Interim Agreement, the Adviser will continue to provide advisory services to the Fund until the earlier of: (i) the date on which the Fund’s shareholders approve the New Advisory Agreement; or (ii) 150 days from the Closing Date. The Interim Agreement is identical in all material respects to the Current Advisory Agreement. However, under the Interim Agreement, all investment advisory fees will be held in escrow pending the approval of the New Advisory Agreement by the Fund.

At the Board meeting, the Board also approved the New Advisory Agreement and a new expense limitation agreement between the Trust and the Adviser, which is identical in all material respects to the current expense limitation agreement between the Trust and the Adviser.

This Supplement revises information in the Fund’s Prospectus and Statement of Additional Information dated March 30, 2021. If you would like another copy of the Fund’s Prospectus, call us at 1-877-244-6235 or write us at FinTrust Income and Opportunity Fund, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

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